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                                                                 Exhibit (e)(4)

   SERVICE REQUEST

                        AIG INCOME ADVANTAGE SELECT(SM)

                                                         THE UNITED STATES LIFE

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AIG INCOME ADVANTAGE SELECT(SM) - FIXED OPTION               Janus Aspen Series
    .  Division 242 - USL Declared Fixed Interest Account        .  Division 442 - Forty
AIG INCOME ADVANTAGE SELECT(SM) VARIABLE DIVISIONS               .  Division 358 - Mid Cap Growth
AIG Retirement Company I                                     J. P. Morgan Series Trust II
    .  Division 373 - International Equities                     .  Division 443 - International Equity
    .  Division 374 - Mid Cap Index                          JPMorgan Insurance Trust
    .  Division 375 - Money Market I                             .  Division 444 - Government Bond
    .  Division 376 - Nasdaq-100* Index                      MFS(R) Variable Insurance Trust
    .  Division 379 - Science and Technology                     .  Division 360 - New Discovery
    .  Division 378 - Small Cap Index                            .  Division 359 - Research
    .  Division 377 - Stock Index                            Neuberger Berman Advisers Management Trust
AIM Variable Insurance Funds                                     .  Division 361 - Mid-Cap Growth
    .  Division 440 - Global Real Estate                         .  Division 445 - Socially Responsive
    .  Division 340 - International Growth                   Oppenheimer Variable Account Funds
The Alger American Fund                                          .  Division 362 - Balanced
    .  Division 342 - Capital Appreciation                       .  Division 363 - Global Securities
    .  Division 341 - MidCap Growth                          PIMCO Variable Insurance Trust
American Century Variable Portfolios, Inc.                       .  Division 367 - CommodityRealReturn(TM) Strategy
    .  Division 343 - Value                                      .  Division 446 - Global Bond (Unhedged)
Credit Suisse Trust                                              .  Division 365 - Real Return
    .  Division 344 - Small Cap Core I                           .  Division 364 - Short-Term
Dreyfus Variable Investment Fund                                 .  Division 366 - Total Return
    .  Division 441 - International Value                    Pioneer Variable Contracts Trust
Fidelity* Variable Insurance Products                            .  Division 368 - Mid Cap Value
    .  Division 348 - Asset Manager(SM)                      Putnam Variable Trust
    .  Division 347 - Contrafund*                                .  Division 369 - Diversified Income
    .  Division 345 - Equity-Income                              .  Division 447 - Small Cap Value
    .  Division 350 - Freedom 2020                           SunAmerica Series Trust
    .  Division 351 - Freedom 2025                               .  Division 372 - Aggressive Growth
    .  Division 352 - Freedom 2030                               .  Division 371 - Balanced
    .  Division 346 - Growth                                 Van Kampen Life Investment Trust
    .  Division 349 - Mid Cap                                    .  Division 382 - Growth and Income
Franklin Templeton Variable Insurance Products Trust         Vanguard(R) Variable Insurance Fund
    .  Division 356 - Franklin Small Cap Value Securities        .  Division 380 - High Yield Bond
    .  Division 354 - Mutual Shares Securities                   .  Division 381 - REIT Index
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AGLC103296-NY

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
[Logo]                                                                                      Variable Universal Life Insurance
                                                                                                              Service Request
                                                                                         Complete and return this request to:
The United States Life Insurance Company in the City of New York ("USL")                   Variable Universal Life Operations
A subsidiary of American International Group, Inc. (AIG)                                PO Box 4880 . Houston, TX. 77210-4880
                                                                                        (800) 251-3720 Hearing Impaired (TDD)
                                                                                          (888)251-3720 . Fax: (713) 620-6653
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
[_] POLICY           1.  POLICY #:______________________ Insured:  __________________________________
    IDENTIFICATION       Address: ___________________________________________________ New Address (yes) (no)
COMPLETE THIS            Primary Owner (if other than an insured): __________________________________
SECTION FOR ALL          Address: ___________________________________________________ New Address (yes) (no)
REQUESTS.                Primary Owner's S.S. No. or Tax I.D. No. _________ Phone Number: (    ) ______ - ______
                         Joint Owner (if applicable): ___________________________________________
                         Address: ___________________________________________________ New Address (yes) (no)

[_] NAME CHANGE      2.  Change Name Of: (Circle One) Insured  Owner  Payor  Beneficiary
Complete this
section if the name      Change Name From: (First, Middle, Last)          Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,          __________________________________               ______________________________
Payor or                 Reason for Change: (Circle One) Marriage Divorce  Correction Other (Attach copy of legal proof)
Beneficiary has
changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).
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
[_] CHANGE IN        3.  INVESTMENT DIVISION                        PREM% DED%  INVESTMENT DIVISION                 PREM%  DED%
    ALLOCATION           (242) USL Declared Fixed Interest Account  _____ _____ Janus Aspen Series
    PERCENTAGES          AIG Retirement Company I                               (442) Forty                         _____  _____
Use this section to      (373) International Equities*              _____ _____ (358) Mid Cap Growth                _____  _____
indicate how             (374) Mid Cap Index                        _____ _____ J. P. Morgan Series Trust II
premiums or monthly      (375) Money Market 1                       _____ _____ (443) International Equity*         _____  _____
deductions are to        (376) Nasdaq-100(R) Index                  _____ _____ JPMorgan Insurance Trust
be allocated. Total      (379) Science and Technology               _____ _____ (444) Government Bond               _____  _____
allocation in each       (378) Small Cap Index*                     _____ _____ MFS(R) Variable Insurance Trust
column must equal        (377) Stock Index                          _____ _____ (360) New Discovery*                _____  _____
100%; whole numbers      AIM Variable Insurance Funds                           (359) Research                      _____  _____
only.                    (440) Global Real Estate*                  _____ _____ Neuberger Berman Advisers
                         (340) International Growth*                _____ _____ Management Trust
                         The Alger American Fund                                (361) Mid-Cap Growth                _____  _____
                         (342) Capital Appreciation                 _____ _____ (445) Socially Responsive           _____  _____
                         (341) MidCap Growth                        _____ _____ Oppenheimer Variable Account Funds
                         American Century Variable Portfolios. Inc              (362) Balanced                      _____  _____
                         (343) Value                                _____ _____ (363) Global Securities*            _____  _____
                         Credit Suisse Trust                                    PIMCO Variable Insurance Trust
                         (344) Small Cap Core I*                    _____ _____ (367) CommodityRealRetum(TM)
                         Dreyfus Variable Investment Fund                       Strategy*                           _____  _____
                         (441) International Value*                 _____ _____ (446) Global Bond (Unhedged)        _____  _____
                         Fidelity(R) Variable Insurance Products                (365) Real Return                   _____  _____
                         (348) Asset Manager(SM)                    _____ _____ (364) Short-Term                    _____  _____
                         (347) Contrafund(R)                        _____ _____ (366) Total Return                  _____  _____
                         (345) Equity-Income                        _____ _____ Pioneer Variable Contracts Trust
                         (350) Freedom 2020                         _____ _____ (368) Mid Cap Value                 _____  _____
                         (351) Freedom 2025                         _____ _____ Putnam Variable Trust
                         (352) Freedom 2030                         _____ _____ (369) Diversified Income            _____  _____
                         (346) Growth                               _____ _____ (447) Small Cap Value*              _____  _____
                         (349) Mid Cap                              _____ _____ SunAmerica Series Trust
                         Franklin Templeton Variable Insurance                  (372) Aggressive Growth             _____  _____
                         Products Trust                                         (371) Balanced                      _____  _____
                         (356) Franklin Small Cap Value Securities* _____ _____ Van Kampen Life Investment Trust
                         (354) Mutual Shares Securities             _____ _____ (382) Growth and Income             _____  _____
                                                                                Vanguard(R) Variable Insurance Fund
                                                                                (380) High Yield Bond               _____  _____
                                                                                (381) REIT Index                    _____  _____
                                                                                Other:____________________          _____  _____
                                                                                                                     100%   100%

                         *  lf you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider, this investment option is designated as a Restricted Fund.
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AGLC103296-NY                    Page 2 of 5

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
[_] MODE OF PREMIUM  4.  Indicate frequency and Premium amount desired: $_____ Annual $______ Semi-Annual $_______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                       $______ Monthly (Bank Draft Only)
Use this section to
change the billing       Indicate billing method desired: _______ Direct Bill ______ Pre-Authorized Bank Draft
frequency and/or                                                 (attach a Bank Draft Authorization Form and "Void" Check)
method of premium
payment. Note,           Start Date: ______/ _______/ ______
however, that USL
will not bill you
on a direct monthly
basis. Refer to
your policy and its
related prospectus
for further
information
concerning minimum
premiums and
billing options.

[_] LOST POLICY      5.  I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST ______
    CERTIFICATE          DESTROYED ______ OTHER.
Complete this
section if applying      Unless I/we have directed cancellation of the policy, I/we request that a:
for a Certificate
of Insurance or             ______ Certificate of Insurance at no charge
duplicate policy to         ______ Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.        be issued to me/us. If the original policy is located, I/we will return the Certificate or
If a full duplicate      duplicate policy to USL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to USL
must be submitted
with this request.
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
[_] DOLLAR COST      6.  Day of the month for transfers ____________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)      Frequency of transfers: _______ Monthly _______ Quarterly _______ Semi-Annually ______ Annually
    ($5,000 MINIMUM      DCA to be made from the following investment option: ____________________________
    BEGINNING            Transfer: $__________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)
An amount can be         (242) USL Declared Fixed Interest Account  $_____ Janus Aspen Series
systematically           AIG Retirement Company I                          (442) Forty                              $_____
transferred from         (373) International Equities               $_____ (358) Mid Cap Growth                     $_____
any one investment       (374) Mid Cap Index                        $_____ J.P.Morgan Series Trust II
option and directed      (375) Money Market I                       $_____ (443) International Equity               $_____
to one or more of        (376) Nasdaq-100(R) Index                  $_____ JPMorgan Insurance Trust
the investment           (379) Science and Technology               $_____ (444) Government Bond                    $_____
options below. The       (378) Small Cap Index                      $_____ MFS(R) Variable Insurance Trust
USL Declared Fixed       (377) Stock Index                          $_____ (360) New Discovery                      $_____
Interest Account is      AIM Variable Insurance Funds                      (359) Research                           $_____
not available for        (440) Global Real Estate                   $_____ Neuberger Berman Advisers Management
DCA. Please refer        (340) International Growth                 $_____ Trust
to the prospectus        The Alger American Fund                           (361) Mid-Cap Growth                     $_____
for more                 (342) Capital Appreciation                 $_____ (445) Socially Responsive                $_____
information on the       (341) MidCap Growth                        $_____ Oppenheimer Variable Account Funds
DCA option.              American Century Variable Portfolios Inc.         (362) Balanced                           $_____
                         (343) Value                                $_____ (363) Global Securities                  $_____
NOTE: DCA is not         Credit Suisse Trust                               PIMCO Variable Insurance Trust
available if the         (344) Small Cap Core I                     $_____ (367) CommodityRealRetum(TM) Strategy    $_____
Automatic                Dreyfus Variable Investment Fund                  (446) Global Bond (Unhedged)             $_____
Rebalancing option       (441) International Value                  $_____ (365) Real Return                        $_____
or GMWB Rider have       Fidelity(R) Variable Insurance Products           (364) Short-Term                         $_____
been chosen              (348) Asset Manager(SM)                    $_____ (366) Total Return                       $_____
                         (347) Contrafund(R)                        $_____ Pioneer Variable Contracts Trust
                         (345) Equity-Income                        $_____ (368) Mid Cap Value                      $_____
                         (350) Freedom 2020                         $_____ Putnam Variable Trust
                         (351) Freedom 2025                         $_____ (369) Diversified Income                 $_____
                         (352) Freedom 2030                         $_____ (447) Small Cap Value                    $_____
                         (346) Growth                               $_____ SunAmerica Series Trust
                         (349) Mid Cap                              $_____ (372) Aggressive Growth                  $_____
                         Franklin Templeton Variable Insurance             (371) Balanced                           $_____
                         Products Trust                                    Van Kampen Life Investment Trust
                         (356) Franklin Small Cap Value Securities  $_____ (382) Growth and Income                  $_____
                         (354) Mutual Shares Securities             $_____ Vanguard(R) Variable Insurance Fund
                                                                           (380) High Yield Bond                    $_____
                                                                           (381) REIT Index                         $_____
                                                                           Other:____________________               $_____

                         ______INITIAL HERE TO REVOKE DCA ELECTION.
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AGLC103296-NY                    Page 3 of 5

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
[_] AUTOMATIC        7.  Indicate frequency: _____ Quarterly _____ Semi-Annually _____ Annually
    REBALANCING
($5,000 minimum                      (Division Name or Number)                           (Division Name or Number)
accumulation value)        _____% :_____________________________________       _____% :_____________________________________
Use this section to        _____% :_____________________________________       _____% :_____________________________________
apply for or make          _____% :_____________________________________       _____% :_____________________________________
changes to                 _____% :_____________________________________       _____% :_____________________________________
Automatic                  _____% :_____________________________________       _____% :_____________________________________
Rebalancing of the         _____% :_____________________________________       _____% :_____________________________________
variable divisions.        _____% :_____________________________________       _____% :_____________________________________
Please refer to the        _____% :_____________________________________       _____% :_____________________________________
prospectus for more        _____% :_____________________________________       _____% :_____________________________________
information on the         _____% :_____________________________________       _____% :_____________________________________
Automatic                  _____% :_____________________________________       _____% :_____________________________________
Rebalancing Option.

Note: Automatic
Rebalancing is not
available if the
Dollar Cost
Averaging option
has been chosen.
Automatic
Rebalancing is
required if the
GMWB Rider has been
chosen.

                         ____________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION    8.  I (or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to
    FOR TRANSACTIONS     transfer values among the Variable Divisions and USL Declared Fixed Interest Account and to change
Complete this            allocations for future premium payments and monthly deductions.
section if you are
applying for or          Initial the designation you prefer:
revoking current         _______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
e-service                _______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent USL and the
privileges.              firm authorized to service my policy.

                         USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from
                         USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                         ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE      9.  Name of Insured for whom this correction is submitted: _____________________
Use this section to
correct the age of       Correct DOB: _______/ ______/ _______
any person covered
under this policy.
Proof of the
correct date of
birth must
accompany this
request.

[_] TRANSFER OF      10.                                    (Division Name or Number)           (Division Name or Number)
    ACCUMULATED
    VALUES
Use this section if      Transfer $_______ or ______% from ___________________________ to ____________________________________
you want to              Transfer $_______ or ______% from ___________________________ to ____________________________________
transfer money           Transfer $_______ or ______% from ___________________________ to ____________________________________
between divisions.       Transfer $_______ or ______% from ___________________________ to ____________________________________
The minimum amount       Transfer $_______ or ______% from ___________________________ to ____________________________________
for transfers is         Transfer $_______ or ______% from ___________________________ to ____________________________________
$500.00.                 Transfer $_______ or ______% from ___________________________ to ____________________________________
Withdrawals from         Transfer $_______ or ______% from ___________________________ to ____________________________________
the USL Declared         Transfer $_______ or ______% from ___________________________ to ____________________________________
Fixed Interest           Transfer $_______ or ______% from ___________________________ to ____________________________________
Account to a
Variable Division
may only be made
within the 60 days
after a policy
anniversary. See
transfer
limitations
outlined in
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, USL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or
percentage amounts,
maintaining
consistency
throughout.
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AGLC103296-NY                    Page 4 of 5

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
[_] REQUEST FOR      11.  _________ I request a partial surrender of $_____ or ______% of the net cash surrender value.
    PARTIAL               _________ I request a loan in the amount of $_________
    SURRENDER/            _________ I request the maximum loan amount available from my policy.
    POLICY LOAN
Use this section to       Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
apply for a partial       percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
surrender from or         Interest Account and Variable Divisions in use.
policy loan against
policy values. For        ____________________________________________________________________________________________
detailed
Information               ____________________________________________________________________________________________
concerning these
two options please        ____________________________________________________________________________________________
refer to your
policy and its
related prospectus.
If applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

[_] NOTICE OF        12.  The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING           policy is subject to federal income tax withholding unless you elect not to have withholding apply.
Complete this             Withholding of state income tax may also be required by your state of residence. You may elect not
section if you have       to have withholding apply by checking the appropriate box below. If you elect not to have
applied for a             withholding apply to your distribution or if you do not have enough income tax withheld, you may be
partial surrender         responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
in Section 11.            your withholding and estimated tax are not sufficient.

                          Check one: [_] I do want income tax withheld from this distribution.

                                     [_] I do not want income tax withheld from this distribution.

                          If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/     13.  CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE             correct taxpayer identification number and; (2) that I am not subject to backup withholding under
Complete this             Section 3406(a)(1)(c) of the of the Internal Revenue Code.
section for ALL
requests.                 The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                          Dated at _________________________this _________ day of __________________, _____________
                                        (City, State)

                          X                                                   X
                          -----------------------------                       -----------------------------
                          SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS

                          X                                                   X
                          -----------------------------                       -----------------------------
                          SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS

                          X                                                   X
                          -----------------------------                       -----------------------------
                          SIGNATURE OF ASSIGNEE                               SIGNATURE OF WITNESS
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AGLC103296-NY                    Page 5 of 5